Exhibit 99.1

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[LOGO]
Discovering excellence, driving clinical success.

2nd Annual America’s Growth Capital
Growth Conference

Leslie J. Browne, PhD

President & CEO

Pharmacopeia

August 1st, 2005

Forward-Looking Statements	[LOGO]

When used anywhere in this presentation the words “expects,” “believes,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein may include statements addressing future financial and operating results of Pharmacopeia. Pharmacopeia has based these forward-looking statements on its current expectations about future events. Such statements are subject to risks and uncertainties known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s intentions regarding the establishment and continuation of drug discovery collaborations with leading pharmaceutical and biotechnology organizations, in particular, the continuation and funding level of such continuation of Pharmacopeia’s existing collaborations with Schering-Plough and N.V. Organon, Pharmacopeia’s ability to build its pipeline of novel drug candidates, both through its own internally-funded drug discovery programs and third party collaborations, Pharmacopeia’s ability to raise additional capital, the obsolescence of existing products, the resolution of existing and potential future patent issues, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Securities and Exchange Commission, including its Report on Form 10-Q filed on May 16, 2005, its Report on Form 10-K filed on March 23, 2005 and subsequent filings under the Securities and Exchange Act of 1934. All forward-looking statements in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Investment Considerations

•                  Comprehensive, integrated drug discovery capabilities

•                  Proven track record of success

•                  11 drug programs with 7 pharmaceutical collaborators

•                  Diversified portfolio of significant royalty interests

•                  Robust pipeline including 4 advanced unpartnered programs

•                  Therapeutic focus in immunological diseases

•                  Large and growing target markets

•                  Experienced management team and board of directors

Vision of Success for Pharmacopeia

Purpose	•	Pharmacopeia creates and delivers novel therapeutics to address significant medical needs

Mission	•	Build on our proven drug discovery capabilities to be a leader in drug development and a source of a new generation of critically needed therapeutics

Strategy	•	Lead, innovate and deliver
	•	Build an internal portfolio of high value programs
	•	Advance novel candidates to clinical validation
	•	Bring valuable therapeutics to the market

Partnered Product Portfolio

Milestones Today and Royalties in the Future

			Lead	Preclinical		Clinical Phase			NDA
	Program	Partner	Generation	Optimization	Development	I	II	III	Filed
PS540446	Rheumatoid Arthritis p38	Bristol Myers Squibb
PS460644	Asthma/Allergy VLA-4	Daiichi
PS938285	Respiratory	Schering-Plough
PS291822	Inflammation	Schering-Plough
PS095760	Oncology	Schering-Plough
PS891169	Inflammation iNOS	Berlex
PS778629	CNS	Organon
PS241541	Oncology	Schering-Plough
PS873266	Inflammation	Celgene
PS386113	Inflammation	Schering-Plough
PS388023	Ocular avb3/avb5	Allergan

Comprehensive, Integrated R & D Capabilities

Rapid, cost-effective path from target to clinic

Proprietary Compound Collection	Assay Development	High Throughput Screening 1536 format	Medicinal Chemistry, Biochemistry and Pharmacology	Pre-clinical and Clinical Development

Nearly 8 million diverse, drug- like compounds		Chemoinformatics Data interpretation Compound design	> 50 PhDs

Lead Discovery	Hit to Lead	Lead Optimization	Preclinical Development	Phase I	Phase II

Un-partnered Internal Programs

Growing Source of Future Drug Candidates

		Worldwide	Lead	Preclinical		IND
	Program	Rights	Generation	Optimization	Development	Filing
PS608504	Transplantation JAK-3	Pharmacopeia
PS388023	Angiogenesis avb3/avb5	Pharmacopeia
PS246518	Parkinsons AdenosineA2A	Pharmacopeia
PS375179	Rheumatoid/MS CCR-1	Pharmacopeia

Optimization focused on JAK-3, A24 and CCR-1

Pharmacopeia’s Therapeutic Focus

Rheumatoid Arthritis
Multiple Sclerosis		Psoriasis
Immunobiology Disease Processes
Inflammatory Bowel Disease		Ulcerative Colitis
Asthma

•                  Therapeutic focus based on:

•                  Successful collaborations in therapeutic segment, e.g., Phase I programs

•                  Recent elucidation of relevant targets and pathways, e.g., Enbrel, Avonex

•                  Single target modulates multiple diseases, e.g., JAK-3 for RA, Psoriasis

•                  Significant medical need in large and niche indications

Inflammatory Pathways and Targets

[GRAPHIC]

Programs Initiated by Pharmacopeia

•                  First out-licensed therapeutic program

•                  p38 kinase inhibitors – anti-inflammatory

•                  Core drug candidate programs

•                  JAK-3 kinase inhibitors – immunosuppressant for transplant

•                  CCR-1 antagonists – rheumatoid arthritis

•                  Non-core, out-licensing candidate programs

•                  avb3 / avb5 blockers – antiangiogenics for cancer

•                  Adenosine A2A antagonists – anti-neurodegenerative

p38 Kinase Inhibitors – anti-inflammatory

Program Summary

•                  In Phase I; partnered with Bristol-Myers Squibb

•                  Rheumatoid arthritis and other inflammatory diseases

•                  target population of 2.1 million patients

•                  Potent, selective drug candidate and back-up with good oral bioavailability and therapeutic index

•                  Potentially best in class

Mechanism of Action

TNFa
p38	MK2
IL-1

RA – anti-TNFa	RA – anti IL-1
Enbrel
Remicade	Kineret
Humira

PS 540466 in Phase I Clinicals
Blocks the inflammatory effects of TNFa & IL-1

Potential To Be Best In Class

Mechanism of Action	Reversible inhibitor unlike BIRB-796 (Boehringer-Ingelheim)
CNS Toxicity	No CNS penetration compared to withdrawn VX-745 (Vertex)
Liver Toxicity	Superior CYP profile to Phase II SCIO-469 (Scios)
Specificity for p38	Superior kinase specificity to Phase II VX-702 (Vertex)
Efficacy	Active at very low doses
Adverse Reactions	High degree of safety

JAK-3 Kinase Inhibitors - immunosuppressant

Program Summary – core drug candidate program

•                  Pharmacopeia wholly-owned

•                  Transplant rejection, psoriasis and rheumatoid arthritis

•                  Potential for high efficacy and safety

•                  Oral activity in vivo in pre-clinical immunosuppression

Mechanism of Action

[GRAPHIC]

Activity of JAK-3 Inhibitors

[CHART]

•                  Nanomolar inhibition of JAK-3

•                  >50x selective for JAK-3 over JAK-2

•                  Orally active in animal models

JAK-3 Inhibitors Tested
at 30 mg/kg,p.o.

avb3 / avb5 Blockers

avb3 and avb5 important in angiogenesis

[GRAPHIC]

•                  Age-related macular degeneration (AMD)

•                  Proliferative diabetic retinopathy (PDR)

•                  Neoplastic progression in malignant melanoma

•                  Breast cancer cell metastasis

avb3 / avb5 Blockers - antiangiogenics

Program Summary – non-core out-licensing opportunity

•                  Partnered with Allergan for ocular diseases

•                  Pharmacopeia retained rights for other indications

•                  Pre-clinical in vivo efficacy in animal models

•                  Complementary to VEGF inhibitors

•                  Monotherapy or in combination with VEGF inhibitors

Adenosine A2A antagonists – anti-neurodegenerative

Program Description – non-core out-licensing candidate

•                  Pharmacopeia wholly-owned

•                  Parkinson’s, Alzheimer’s, Huntingdon’s disease

•                  A2A antagonists potentiate the anti-parkinsonian response to levodopa in patients, with less dyskinesia

Mechanism of Action

•                  A1

•                  Effect on cardiovascular system; heart rate

•                  A2A

•                  Antagonists effective in Parkinson’s disease

•                  A2B

•                  Unclear therapeutic application

•                  A3

•                  Agonists reported to decrease inflammation

Adenosine Receptor Coupling

[GRAPHIC]

Program Status

•                  Potent antagonists with receptor and cell activity

•                  > 100-fold selectivity for A2A over A1

•                  Efficacy in mouse catalepsy model

•                  By i.p. and oral routes of administration

Near Term Milestones

•                  12-month

•                  Advance one or more internal programs into pre-clinical development

•                  Have one or more partnered programs in Phase II clinical development

•                  Establish strategic alliance with Pharma

•                  Add core clinical development capability

•                  24-month

•                  File IND for internal program

Financial Summary

Q1 2005 Financial Data

•                  $5.7MM in revenue

•                  $4.6MM net loss

•                  $35.3MM in cash on March 31, 2005

Forecasted Cash December 31, 2005 = $25 - $30MM

Valuation Data

•                  12.4 MM shares outstanding

•                  Post spin range ~ $4 - $10 (currently ~ $4)

•                  Market cap = ~ $50MM

•                  Enterprise value = ~ $20MM

Investment Considerations

•                  Comprehensive, integrated drug discovery capabilities

•                  Proven track record of development success

•                  11 drug candidates with 7 pharmaceutical collaborators

•                  Diversified portfolio of significant royalty interests

•                  Robust pipeline including 4 advanced unpartnered programs

•                  Therapeutic focus in immunological diseases

•                  Large and growing target markets

•                  Experienced management team and board of directors